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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 31, 2004





                              GLOBAL MATRECHS, INC.
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             (Exact Name of Registrant as Specified in its Charter)




         Delaware                    0-29204                    58-2153309
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)




90 Grove Street, Suite 201 Ridgefield, Connecticut                06877
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    (Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:          (203) 431-6665
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On December 31, 2004, we entered into an Agreement and Plan of Merger with True To Form, Limited, TTF Acquisition Corp., our wholly owned subsidiary, and Mark J. Allen, the sole stockholder of True To Form. The merger agreement provides for our acquisition of True To Form through the merger of TTF Acquisition Corp. with and into True To Form, with True To Form being the surviving corporation and becoming our wholly owned subsidiary. Mr. Allen is a member of our board of directors. The terms of this agreement are further described in Item 2.01 of this current report and incorporated herein by reference.

            In connection with the merger agreement, on December 31, 2004 our wholly-owned subsidiary True To Form issued a secured note to Mr. Allen in the principal amount of $500,000. The note is payable over five years at an annual interest rate of 8%, with $100,000 of the principal amount of the note payable after one year and the remaining principal amount due at the end of the five years. The note is secured by all of the assets of True To Form under the terms of a Security Agreement by and between True To Form and Mr. Allen, entered into on December 31, 2004. In addition, we have:

       o guaranteed the note in full pursuant to the terms of a guaranty issued to Mr. Allen entered into on December 31, 2004, and

       o pledged as collateral to the note all of the common stock of True To Form in favor of Mr. Allen pursuant to the terms of a collateral pledge agreement entered into on December 31, 2004.

            The discussion in this current report is only a summary and is qualified in its entirety by reference to the merger agreement, the note, the security agreement, the guaranty and the collateral pledge agreement, which are included as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this current report on Form 8-K and are incorporated by reference herein.



ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

            On December 31, 2004 we acquired True To Form, Limited pursuant to the terms of the merger agreement described in Item 1.01 of this current report. As a result of the merger, True To Form is now our wholly owned subsidiary.

            True To Form designs, develops, manufactures and sells specialty lighting products to targeted segments of the traditional lighting industry and has recently established a division that will focus on the homeland security market. True To Form markets "high-end" lighting and architectural products for both commercial and residential applications, including pendants, surface and ceiling luminaries, table and floor lamps, commercial down-lights, bath fixtures, and custom fixtures. True To Form has recently worked on projects for Wynn Design and Development, The Mandalay Bay Group and the Luxor Hotel.

            We acquired True To Form from its sole shareholder, Mark J. Allen, who is also a member of our board of directors. Mr. Allen will continue as the President of True To Form following the acquisition. The transaction was the result of arm's length negotiations and was unanimously approved by the disinterested directors of the Company. The consideration was determined on the basis of these negotiations and the advice of our financial advisor, who is not affiliated with us or Mr. Allen.

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       The consideration issued to Mr. Allen in the transaction consisted of:

       o the issuance by our subsidiary True To Form of the secured note described in Item 1.01 of this current report, and

       o    our issuance to Mr. Allen of 10,000,000 shares of our common stock.

            The number of shares of common stock issued in the transaction is subject to adjustment, based on the price of our common stock and the revenues of the acquired business on December 31, 2006. In general, assuming that True To Form generates gross revenues of at least $3,000,000 for the twelve months ended December 31, 2006, the value of the shares issued in the transaction (based on the average closing price of the shares for the five trading days ended on or prior to December 31, 2006) will be at least $2.5 million but no more than $3.5 million. If the value is less than $2.5 million, we are obligated to issue additional shares or, at our option, make cash payments to make up the difference. If the value of the shares is greater than $3.5 million, any excess shares will be returned to us and retired or held as treasury stock. If True To Form does not meet the revenue target, the share consideration will be a minimum of $2.0 million and a maximum of $3.0 million.

            It is expected that we will also provide True To Form with an initial working capital loan of approximately $200,000 and will enter into an employment agreement with Mr. Allen. In connection with the transaction, we will also be issuing a warrant to our financial advisor in the amount of 2,000,000 shares of common stock at an exercise price of $0.03 per share. The merger agreement provides that until the secured note is paid in full, Mr. Allen has the right to designate a majority of the directors of True To Form. The merger agreement also provides Mr. Allen with limited registration rights related to the share consideration. The discussion in this current report is only a summary and is qualified in its entirety by reference to the merger agreement, the note, the security agreement, the guaranty and the collateral pledge agreement, which are included as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this current report on Form 8-K and are incorporated by reference herein.



ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            As described in Item 1.01 of this current report, on December 31, 2004 our wholly owned subsidiary issued a secured note to Mr. Allen in the amount of $500,000. The description of the note and the related security agreement, guaranty and collateral pledge agreement contained in Item 1.01 of this current report are incorporated by reference herein. Mr. Allen is a member of our board of directors.

            As described in Item 2.01 of this current report, under certain circumstances we may be obligated to pay Mr. Allen additional consideration in connection with our acquisition of True To Form, which may, at our option, be in the form of cash or shares of our common stock.

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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

            In connection with our acquisition of True To Form, on December 31, 2004 we issued Mr. Allen 10,000,000 shares of our common stock, as described in
Item 2.01 of this current report. The offer and sale of these securities was made in reliance on Section 4(2) of the Securities Act of 1933, as amended, as a sale of securities not involving a public offering. In addition, under certain circumstances we may be obligated to pay Mr. Allen additional consideration in connection with the acquisition, which may, at our option, be in the form of cash or shares of our common stock. Mr. Allen is a member of our board of directors.

            As compensation for services related to our acquisition of True To Form, we will issue to Greenfield Capital Partners LLC a warrant to purchase up to 2,000,000 shares of our common stock at an exercise price per share of $.03. The warrant will expire on December 31, 2009. The offer and sale of these securities will be made in reliance on Section 4(2) of the Securities Act of 1933, as amended, as a sale of securities not involving a public offering.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            We intend to file by amendment the required historical financial statements for True To Form not later than 71 days after the date that this Form 8-K must be filed.

            (b)   PRO FORMA FINANCIAL INFORMATION.

            We intend to file by amendment the required pro forma financial information reflecting the acquisition of True To Form not later than 71 days after the date that this Form 8-K must be filed.

            (c)   EXHIBITS.

                  Number          Title
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                   2.1            Agreement and plan of merger
                  10.1            Secured note
                  10.2            Security agreement
                  10.3            Guaranty
                  10.4            Collateral pledge agreement



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                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                         Global Matrechs, INC.



Date:       January 6, 2004              By: /s/ Michael Sheppard
                                             -----------------------------------
                                             Michael Sheppard
                                             President, Chief Executive Officer,
                                             Chief Operating Officer and Acting
                                             Chief Financial Officer


















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                                  EXHIBIT INDEX
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        Number          Title
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          2.1           Agreement and plan of merger

         10.1           Secured note

         10.2           Security agreement

         10.3           Guaranty

         10.4           Collateral pledge agreement


















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